Acquisition of Correvio LLC (Details) (USD $) In Thousands, unless otherwise specified	11 Months Ended		12 Months Ended
	Nov. 18, 2013		Dec. 31, 2014	Dec. 31, 2013
2,481,596 common shares of the Company	$ 9,629	[1]		$ 9,629
Deferred consideration	10,685	[2]
Cash consideration	1,266		0	1,266
Fair value of total consideration transferred	$ 21,580

[1]	The fair value of 19.9% of the Company's outstanding shares issued on November 18, 2013 (a total of 2,481,596 shares) with a value of $3.88 per share for a total of $9,629 was determined based on the closing price on November 17, 2013.
[2]	The fair value of the deferred consideration of $12,000 incurred by the Company on November 18, 2013 adjusted by post-closing adjustments of $1,315. The fair value of deferred consideration was based on significant inputs that are not observable in the market (Level 3 inputs) including forecasted cash receipts from product sales and an estimated discount factor.